UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2021 (December 7, 2021)

UNRIVALED BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3242 S. Halladay St., Suite 202

Santa Ana, California 92705

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 909-5564

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 7, 2021, 620 Dyer LLC, a wholly-owned subsidiary of Unrivaled Brands, Inc. (the “Company”), entered into a Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate (the “PSA”) with FRO III/SMA Acquisitions, LLC (the “Buyer”) pursuant to which the Company agreed to sell and the Buyer agreed to purchase the real property located at 620 East Dyer Road, Santa Ana, CA (the “Property”) for $13,400,000 in cash. There is no material relationship between the Company or its affiliates and the Buyer other than in respect of the transactions contemplated by the PSA. The closing of the sale of the Property is subject to certain conditions set forth in the PSA. The PSA contains customary conditions, representations, warranties, indemnities and covenants by, among, and for the benefit of the parties.

The foregoing description of the PSA does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which will be filed as an exhibit to a future periodic report.

Item 8.01 Other Events.

Press Release

On December 13, 2021, the Company issued a press release announcing, among other things, the entry into the PSA. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Safe Harbor Statement

Information provided in this Current Report on Form 8-K may contain statements relating to current expectations, estimates, forecasts and projections about future events that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to the Company’s plans, objectives and expectations for future operations and are based upon management's current estimates and projections of future results or trends. Actual future results may differ materially from those projected as a result of certain risks and uncertainties. For a discussion of such risks and uncertainties, see "Risk Factors" as described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2021 and other reports on file with the Securities and Exchange Commission.

These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release, dated December 13, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unrivaled Brands, Inc.

Date: December 13, 2021	By:	/s/ Francis Knuettel II
Francis Knuettel II
Chief Executive Officer

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